UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2016 (November 30, 2016)

OCEAN SHORE HOLDING CO.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-53856	80-0282446
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Asbury Avenue, Ocean City, New Jersey	08226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 399-0012

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on November 30, 2016 of the transactions contemplated by the Agreement and Plan of Merger by and among OceanFirst Financial Corp. (“OceanFirst”), Masters Merger Sub Corp. (“Merger Sub”) and Ocean ShoreHolding Co. (“Ocean Shore”), dated as of July 12, 2016 (the “Merger Agreement”), pursuant to which (i) Merger Sub merged (the “First-Step Merger”) with and into Ocean Shore, with Ocean Shore as the surviving entity, and (ii) immediately thereafter, Ocean Shore merged with and into OceanFirst, with OceanFirst as the surviving entity (the “Second-Step Merger” and, together with the First-Step Merger, the “Integrated Mergers”). Upon the completion of the Integrated Mergers, Ocean City Home Bank, a federal savings bank, merged with and into OceanFirst Bank, a federal savings bank, with OceanFirst Bank as the surviving bank (together with the Integrated Mergers, the “Transactions”).

Item 2.01	Completion of Acquisition or Disposition of Assets

Under the terms of the Merger Agreement, at the effective time of the First-Step Merger (the “Effective Time”), each share of Ocean Shore common stock issued and outstanding immediately prior to the Effective Time (other than certain shares of Ocean Shore common stock that were cancelled for no consideration pursuant to the terms of the Merger Agreement) was converted into the right to receive 0.9667 shares of OceanFirst common stock and $4.35 in cash without interest, together with cash in lieu of fractional shares of the OceanFirst common stock (the “Merger Consideration”). Also at the Effective Time, each option to purchase Ocean Shore common stock was converted into an option to purchase OceanFirst common stock on the same terms and conditions as were applicable prior to the First-Step Merger, except that the number of shares of OceanFirst common stock issuable upon exercise of a converted option was adjusted by multiplying the number of shares of Ocean Shore common stock subject to the Ocean Shore stock option by 1.2084 (and rounding down to the nearest whole share), and the exercise price per share of a converted option was adjusted by dividing the exercise price per share of the Ocean Shore stock option by 1.2084 (and rounding up to the nearest whole cent). At the Effective Time, each Ocean Shore restricted stock award became fully vested and was converted into the right to receive the Merger Consideration.

The information set forth in the Introductory Note above is incorporated into this Item 2.01 by reference. The foregoing description of the Transactions and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed with the Securities and Exchange Commission (“SEC”) as Exhibit 2.1 to Ocean Shore’s Current Report on Form 8-K dated July 14, 2016 and is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 30, 2016, Ocean Shore notified the NASDAQ Stock Market (“NASDAQ”) that the First-Step Merger had been completed, and requested that NASDAQ suspend trading of Ocean Shore’s common stock on NASDAQ and remove Ocean Shore’s common stock from listing on NASDAQ, in each case, prior to market open on December 1, 2016. Ocean Shore has also requested that NASDAQ file a notification of removal from listing of Ocean Shore’s common stock on Form 25 with the SEC.

OceanFirst, as the successor-in-interest to Ocean Shore, intends to file with the SEC certifications on Form 15 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), to request the termination of the registration of Ocean Shore’s common stock under Section 12(g) of the Exchange Act and the suspension of Ocean Shore’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as possible.

The information set forth in the Introductory Note above and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders

The information set forth in the Introductory Note above and in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant

The information set forth in the Introductory Note above and in Items 2.01 and 5.02 is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Effective Time, Ocean Shore’s directors and executive officers ceased serving in such capacities.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As of the Effective Time, the Certificate of Incorporation and the Bylaws of Ocean Shore, as the surviving corporation in the First-Step Merger, were amended and restated to be the Certificate of Incorporation and Bylaws of Merger Sub. As of the effective time of the Second-Step Merger, the Certificate of Incorporation and the Bylaws of Merger Sub (f/k/a Ocean Shore) ceased to be in effect by operation of law and the organizational documents of OceanFirst (as successor-in-interest to Merger Sub (f/k/a Ocean Shore)) remained the Certificate of Incorporation and Bylaws of surviving corporation in accordance with the terms of the Merger Agreement.

The information set forth in the Introductory Note above and in Item 2.01 is incorporated by reference into this Item 5.03. The Certificate of Incorporation and Bylaws of OceanFirst, as the successor-in-interest to Ocean Shore, are included here as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 12, 2016, by and among OceanFirst Financial Corp., Masters Merger Sub Corp. and Ocean Shore Holding Co. (attached as Exhibit 2.1 to Ocean Shore’s Current Report on Form 8-K filed on July 14, 2016 and incorporated herein by reference)

3.1	Certificate of Incorporation of OceanFirst Financial Corp. (incorporated herein by reference from the Exhibits to Form S-1, Registration Statement, effective May 13, 1996, as amended, Registration No. 33-80123)

3.2	Bylaws of OceanFirst Financial Corp. (incorporated herein by reference from OceanFirst’s Current Report on Form 8-K filed on January 23, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCEANFIRST FINANCIAL CORP., as successor to Ocean Shore Holding Co.

DATE: December 1, 2016	By:	/s/ Michael J. Fitzpatrick
Name: Michael J. Fitzpatrick
Title: Executive Vice President & CFO

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 12, 2016, by and among OceanFirst Financial Corp., Masters Merger Sub Corp. and Ocean Shore Holding Co. (attached as Exhibit 2.1 to Ocean Shore’s Current Report on Form 8-K filed on July 14, 2016 and incorporated herein by reference)

3.1	Certificate of Incorporation of OceanFirst Financial Corp. (incorporated herein by reference from the Exhibits to Form S-1, Registration Statement, effective May 13, 1996, as amended, Registration No. 33-80123)

3.2	Bylaws of OceanFirst Financial Corp. (incorporated herein by reference from OceanFirst’s Current Report on Form 8-K filed on January 23, 2015)